                                                                    EXHIBIT 24.1

                                POWER OF ATTORNEY
                                -----------------
                                      (S-4)


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Michael Flannery and Maria M. Pope his attorneys-in-fact and agents, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign one or more Form S-4 Registration Statements under the Securities Act of 1933, prepared in connection with the proposed exchange offer of the 8 3/8% Senior Notes due 2013 of Pope & Talbot, Inc., and any or all amendments (whether pre-effective or post-effective) to such Registration Statement on Form S-4 and any or all registration statements filed for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with such Registration Statement, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that any of said attorneys-in-fact and agents, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                                         /s/ Michael Flannery
                                         ----------------------------
                                             Michael Flannery

                                POWER OF ATTORNEY
                                -----------------
                                      (S-4)


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Michael Flannery and Maria M. Pope his attorneys-in-fact and agents, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign one or more Form S-4 Registration Statements under the Securities Act of 1933, prepared in connection with the proposed exchange offer of the 8 3/8% Senior Notes due 2013 of Pope & Talbot, Inc., and any or all amendments (whether pre-effective or post-effective) to such Registration Statement on Form S-4 and any or all registration statements filed for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with such Registration Statement, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that any of said attorneys-in-fact and agents, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                                         /s/ Maria M. Pope
                                         -------------------------
                                             Maria M. Pope

                                POWER OF ATTORNEY
                                -----------------
                                      (S-4)


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Michael Flannery and Maria M. Pope his attorneys-in-fact and agents, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign one or more Form S-4 Registration Statements under the Securities Act of 1933, prepared in connection with the proposed exchange offer of the 8 3/8% Senior Notes due 2013 of Pope & Talbot, Inc., and any or all amendments (whether pre-effective or post-effective) to such Registration Statement on Form S-4 and any or all registration statements filed for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with such Registration Statement, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that any of said attorneys-in-fact and agents, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                                         /s/ Gerald L. Brickey
                                         ----------------------------
                                             Gerald L. Brickey

                                POWER OF ATTORNEY
                                -----------------
                                      (S-4)


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Michael Flannery and Maria M. Pope his attorneys-in-fact and agents, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign one or more Form S-4 Registration Statements under the Securities Act of 1933, prepared in connection with the proposed exchange offer of the 8 3/8% Senior Notes due 2013 of Pope & Talbot, Inc., and any or all amendments (whether pre-effective or post-effective) to such Registration Statement on Form S-4 and any or all registration statements filed for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with such Registration Statement, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that any of said attorneys-in-fact and agents, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                                         /s/ Gordon P. Andrews
                                         ---------------------------
                                             Gordon P. Andrews

                                POWER OF ATTORNEY
                                -----------------
                                      (S-4)


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Michael Flannery and Maria M. Pope his attorneys-in-fact and agents, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign one or more Form S-4 Registration Statements under the Securities Act of 1933, prepared in connection with the proposed exchange offer of the 8 3/8% Senior Notes due 2013 of Pope & Talbot, Inc., and any or all amendments (whether pre-effective or post-effective) to such Registration Statement on Form S-4 and any or all registration statements filed for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with such Registration Statement, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that any of said attorneys-in-fact and agents, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                                         /s/ David J. Barram
                                         ---------------------------
                                             David J. Barram

                                POWER OF ATTORNEY
                                -----------------
                                      (S-4)


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Michael Flannery and Maria M. Pope his attorneys-in-fact and agents, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign one or more Form S-4 Registration Statements under the Securities Act of 1933, prepared in connection with the proposed exchange offer of the 8 3/8% Senior Notes due 2013 of Pope & Talbot, Inc., and any or all amendments (whether pre-effective or post-effective) to such Registration Statement on Form S-4 and any or all registration statements filed for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with such Registration Statement, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that any of said attorneys-in-fact and agents, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                                         /s/ Charles Crocker
                                         --------------------------
                                             Charles Crocker

                                POWER OF ATTORNEY
                                -----------------
                                      (S-4)


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Michael Flannery and Maria M. Pope his attorneys-in-fact and agents, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign one or more Form S-4 Registration Statements under the Securities Act of 1933, prepared in connection with the proposed exchange offer of the 8 3/8% Senior Notes due 2013 of Pope & Talbot, Inc., and any or all amendments (whether pre-effective or post-effective) to such Registration Statement on Form S-4 and any or all registration statements filed for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with such Registration Statement, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that any of said attorneys-in-fact and agents, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                                         /s/ Lionel G. Dodd
                                         ---------------------------
                                             Lionel G. Dodd

                                POWER OF ATTORNEY
                                -----------------
                                      (S-4)


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Michael Flannery and Maria M. Pope his attorneys-in-fact and agents, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign one or more Form S-4 Registration Statements under the Securities Act of 1933, prepared in connection with the proposed exchange offer of the 8 3/8% Senior Notes due 2013 of Pope & Talbot, Inc., and any or all amendments (whether pre-effective or post-effective) to such Registration Statement on Form S-4 and any or all registration statements filed for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with such Registration Statement, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that any of said attorneys-in-fact and agents, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                                         /s/ Robert G. Funari
                                         ---------------------------
                                             Robert G. Funari

                                POWER OF ATTORNEY
                                -----------------
                                     (S-4)


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Michael Flannery and Maria M. Pope his attorneys-in-fact and agents, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign one or more Form S-4 Registration Statements under the Securities Act of 1933, prepared in connection with the proposed exchange offer of the 8 3/8% Senior Notes due 2013 of Pope & Talbot, Inc., and any or all amendments (whether pre-effective or post-effective) to such Registration Statement on Form S-4 and any or all registration statements filed for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with such Registration Statement, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that any of said attorneys-in-fact and agents, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                                         /s/ Kenneth G. Hanna
                                         -----------------------------
                                             Kenneth G. Hanna

                                POWER OF ATTORNEY
                                -----------------
                                      (S-4)


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Michael Flannery and Maria M. Pope his attorneys-in-fact and agents, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign one or more Form S-4 Registration Statements under the Securities Act of 1933, prepared in connection with the proposed exchange offer of the 8 3/8% Senior Notes due 2013 of Pope & Talbot, Inc., and any or all amendments (whether pre-effective or post-effective) to such Registration Statement on Form S-4 and any or all registration statements filed for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with such Registration Statement, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that any of said attorneys-in-fact and agents, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                                         /s/ Robert Stevens Miller, Jr.
                                         ----------------------------------
                                             Robert Stevens Miller, Jr.

                                POWER OF ATTORNEY
                                -----------------
                                      (S-4)


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Michael Flannery and Maria M. Pope his attorneys-in-fact and agents, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign one or more Form S-4 Registration Statements under the Securities Act of 1933, prepared in connection with the proposed exchange offer of the 8 3/8% Senior Notes due 2013 of Pope & Talbot, Inc., and any or all amendments (whether pre-effective or post-effective) to such Registration Statement on Form S-4 and any or all registration statements filed for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with such Registration Statement, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that any of said attorneys-in-fact and agents, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                                         /s/ Peter T. Pope
                                         ------------------------
                                             Peter T. Pope